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                                                                  EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated February 8, 1997 with respect to the financial statements of Nevada Land & Resource Company LLC for the year ended December 31, 1996 included in the Annual Report on Form 10-K of Western Water Company for the year ended March 31, 1997.



                                                 ERNST & YOUNG LLP



Los Angeles, California
June 30, 1997